Semiannual Report February 28, 2001

Oppenheimer
U.S. Government Trust

[LOGO OF OPPENHEIMER FUNDS®]

REPORT HIGHLIGHTS

Fund Objective

Oppenheimer U.S. Government Trust seeks high current income consistent with preservation of capital.

CONTENTS

1	President’s Letter
3	An Interview with Your Fund’s Managers
21	Financial Statements
29	Officers and Trustees

Cumulative Total Returns*

	For the Six-Month Period Ended 2/28/01

	Without Sales Chg.	With Sales Chg.

Class A	5.88%	0.85%

Class B	5.49	0.49

Class C	5.38	4.38

Class Y	6.04

Average Annual Total Returns*

	For the 1-Year Period Ended 2/28/01

	Without Sales Chg.	With Sales Chg.

Class A	11.23%	5.94%

Class B	10.40	5.40

Class C	10.29	9.29

Class Y	11.65

*See Notes on page 7 for further details.

PRESIDENT’S LETTER

Dear Shareholder,

[PHOTO OF BRIDGET A. MACASKILL]

Bridget A. Macaskill
President
Oppenheimer
U.S. Government Trust

The year 2000 was one to remember, both for the performance of the financial markets and the lessons it presented to all investors.

     In many ways, 2000 was a study in contrasts. Many stocks experienced sharp declines, while municipal and high quality bonds performed strongly. The year began with unrestrained enthusiasm for technology stocks in particular, and growth stocks in general, but ended with value-oriented stocks providing better performance.

     Market conditions shifted dramatically during 2000. When the year began, the economy was growing rapidly, raising concerns that long-dormant inflationary pressures might resurface. By mid-year, however, after a series of interest rate hikes by the Federal Reserve Board (the Fed), the economy began to slow—triggering fears of a potential recession. The slowing economy generally hurt the stock market and benefited high quality bonds.

     The lessons provided by a volatile and difficult year reinforced many of the basic investment principles we have discussed in this letter from time to time. In 2000, market volatility was a powerful reminder of the importance of investment diversification—the time-honored strategy of spreading risk among various asset classes, industry groups and investment styles. In addition, actively managed funds generally outperformed passive index funds, as research-intensive security selection again made a critical difference for portfolio returns. Perhaps most important, the markets in 2000 confirmed that sound business fundamentals, rather than investment fads, are a more powerful determinant of investment success over the long term.

     Looking forward, we are cautiously optimistic. Our caution arises from expectations that the economy will grow only moderately during the first half of 2001. The Fed, already more concerned about a potential recession than inflation, reversed its monetary policy of the past 18 months by reducing key short-term interest

1 OPPENHEIMER U.S. GOVERNMENT TRUST

PRESIDENT’S LETTER

rates. This rate cut, combined with the possibility of future interest rate reductions and a federal income tax cut, may help the economy achieve a “soft landing.”

      Our current situation has mixed implications for stocks and bonds. While slowed growth may mean decelerated corporate earnings growth, lower interest rates could bolster stock valuations. Similarly, slower economic growth has helped interest-rate-sensitive securities, such as U.S. Government securities, but may have a negative effect on credit-sensitive corporate bonds.

     In overseas markets, we believe potential investment opportunities may reside in Europe, which appears to be experiencing slow, steady growth bolstered by the strengthening euro and falling oil prices. Signs are less encouraging in Japan, where the economy generally remains weak. Lower interest rates are buoying the economies of the emerging markets—but slowing growth, plus Mideast tensions, could cast a shadow over these regions.

     In this uncertain environment, we intend to adhere to the same proven investment principles that have driven our funds’ past success: broad diversification to help reduce risk, an unwavering focus on business fundamentals to seek likely winners, and a long-term perspective that preserves the integrity of each fund’s investment approach. Regardless of the short-term movements of the financial markets, these principles—fundamental parts of The Right Way to Invest—should serve investors well in 2001 and beyond.

Sincerely,

/s/ Bridget Macaskill

Bridget Macaskill
March 21, 2001

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict the performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow. Stocks and bonds have different types of investment risks; for example, stocks are subject to price changes from market volatility and other factors and bonds are subject to credit and interest rate risks.

2 OPPENHEIMER U.S. GOVERNMENT TRUST

AN INTERVIEW WITH YOUR FUND’S MANAGERS

[PHOTO OF PORTFOLIO MANAGEMENT TEAM]

Portfolio Management Team (l to r)
John Kowalik
Leslie Falconio
Gina Palmieri

Q How did Oppenheimer U.S.Government Trust perform over the six-month period that ended February 28, 2001?

A. We are quite pleased with the returns provided by the Fund in a strong environment for most U.S. Government securities. We are particularly gratified that we were able to generate attractive returns during a period in which other types of financial assets, including stocks and high yield corporate bonds, performed relatively poorly.

     We attribute our good performance not only to favorable market conditions, but also to our security selection strategy, which emphasized U.S. Treasury securities for much of the period.

Why did U.S. Government securities provide such strong returns over the past six months?

U.S. Government securities responded positively to three primary influences: an economic slowdown, the supply and demand environment and political factors.

     High quality fixed income securities often gain value during economic slowdowns. This is because inflationary pressures tend to abate, and interest rates typically decline during such times. With little threat of rising inflation, investors become more confident in the future value of their bonds’ income and principal payments. At the same time, declining interest rates make yields on existing bonds more valuable, which is reflected in higher bond prices. Over the reporting period, prices of government bonds received an extra boost when the Federal Reserve Board (“the Fed”) cut key short-term interest rates twice in January 2001, for a total reduction of one percentage point.

3 OPPENHEIMER U.S. GOVERNMENT TRUST

AN INTERVIEW WITH YOUR FUND’S MANAGERS

Average Annual Total Returns with Sales Charge

For the Periods Ended 3/31/011

Class A
1-Year	5-Year	10-Year

4.68%	5.63%	6.57%
Class B		Since
1-Year	5-Year	Inception

4.08%	5.54%	5.79%
Class C		Since
1-Year	5-Year	Inception

8.09%	5.87%	5.40%
Class Y		Since
1-Year	5-Year	Inception

10.29%	N/A	5.49%

     Perhaps more important, returns were enhanced by a positive supply and demand environment. With less need to borrow because of actual and expected budget surpluses, the government has recently been issuing fewer debt securities, thereby reducing the available supply of Treasuries. Yet, at the same time, demand for these securities—considered by many to be the most creditworthy investments in the world—has remained strong from investors seeking a safe haven from stock market volatility. When the supply of new bonds declines and demand increases, bond prices tend to rise.

     Finally, securities issued by U.S. Government agencies—indirect obligations of the federal government—experienced a rebound in the fall of 2000. That’s because, earlier in the year, some of these agencies’ investment policies had been criticized by government officials, causing the prices of their securities to drop temporarily. When these political issues were resolved in the fall, prices returned to higher levels. In the meantime, however, agency securities had been providing highly competitive yields.

How were the Fund’s assets apportioned among the various types of investments?

At the start of the reporting period, the Fund was composed of approximately 75% mortgage-backed securities and about 35% U.S. Treasury securities based on net assets of the Fund. This posture was designed to capture the higher yields offered by mortgage-backed securities, including indirect obligations issued by government agencies.

1. See page 7 for further details.

4 OPPENHEIMER U.S. GOVERNMENT TRUST

Standardized Yields

For the 30 Days Ended 2/28/01[2]

Class A	5.43%

Class B	4.94

Class C	4.95

Class Y	5.98

     However, as the economy slowed during the reporting period, we became concerned that more homeowners might refinance their mortgages if lower mortgage rates became available. Such a development could put pressure on the prices of mortgage-backed bonds. Accordingly, we reduced our holdings of mortgage-backed securities to 53% of the Fund, and increased our U.S. Treasury securities position to about 48%. This new allocation put us in a good position to capture price gains from Treasuries when the Fed reduced interest rates in January.

Did the Fund invest in securities other than U.S. Government issues during the period?

Yes. The Fund may invest up to 20% of its assets in other fixed income securities, including non-agency mortgage-backed securities and high quality corporate bonds. We took full advantage of this provision by investing in commercial mortgage-backed securities and asset-backed securities. These investments provided substantially higher yields than their government-issued counterparts and contributed positively to the Fund’s total return during the period. Of course, we carefully evaluated their credit characteristics before investing.

What is your outlook for the bond market?

We expect that the Fed will continue to reduce short-term interest rates in an effort to prevent the U.S. economy from falling into a recession. While the bond market (as of February 28, 2001) appears to have already priced in some further rate cuts, we believe that the market should continue to respond positively. As a result, we are currently maintaining our strategy of emphasizing U.S. Treasury securities.

2. Standardized yield is based on net investment income for the 30-day period ended February 28, 2001. Falling share prices will tend to artificially raise yields.

5 OPPENHEIMER U.S. GOVERNMENT TRUST

AN INTERVIEW WITH YOUR FUND’S MANAGERS

Credit Allocation3

[GRAPH]

Treasury	39.7%
Gov’t Agency	35.8
AAA	5.7
AA	1.1
A	6.0
BBB	6.6
Other	5.1

     Over the longer term, however, we expect an economic recovery to occur, which could lead to potentially higher interest rates. If and when signs of greater economic strength begin to emerge, we expect to return to an emphasis on mortgage-backed securities over Treasuries. Of course, the portfolio is subject to change at any time as economic and market conditions evolve.

     Regardless of which way the economy turns, however, we intend to maintain our focus on producing competitive levels of income from a portfolio of high quality bonds. Continued pursuit of investment excellence is an important part of what makes OppenheimerFunds The Right Way to Invest.

Top Five Holdings[4]

U.S. Treasury Issues	39.9%

Federal National Mortgage Assn.	19.4

Government National Mortgage Assn.	8.4

Federal Home Loan Mortgage Corp.	7.7

Treasury Repurchase	5.1

3. Portfolio is subject to change. Percentages are as of February 28, 2001, and are dollar-weighted based on total market value of investments. Securities rated by any rating organization are included in the equivalent Standard & Poor’s rating category. Average credit quality and allocation include rated securities and those not rated by a national rating organization (currently 0.28% of total investments) but to which the Manager in its judgment has assigned ratings as securities comparable to those rated by a rating agency in the same category. The Fund may invest in securities of any maturity, including those issued by private issuers and federally chartered mortgage companies whose interest and principal repayments are not guaranteed by the U.S. Government. U.S.Treasury securities are not rated but are deemed to have the highest rating equivalency.
4. Portfolio is subject to change. Percentages are as of February 28, 2001, and are based on total market value of investments.

6 OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES

In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund’s performance may be subject to fluctuations and current performance may be less than the results shown. For quarterly updates on the Fund’s performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website at www.oppenheimerfunds.com.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not show the effects of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Class A. The inception date of the Fund was 8/16/85. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 4.75%.

Class B shares of the Fund were first publicly offered on 7/21/95. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year), 2% (5-year) and 1% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 12/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 5/18/98. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance results is in the Fund’s Statement of Additional Information.

7 OPPENHEIMER U.S. GOVERNMENT TRUST

Financials

8 OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF INVESTMENTS February 28, 2001/Unaudited

	Principal Amount	Market Value See Note 1

Asset-Backed Securities—5.7% Asset Backed Securities Corp., Long Beach Home Equity Loan Trust Pass-Through Certificates, Series 2000-LB1, Cl. M2F,

8.70%, 3/21/29	$5,000,000	$5,146,875

Block Mortgage Finance, Inc., Asset Backed Certificates,
Series 1999-1, Cl. A2, 6%, 4/27/20	5,000,000	5,039,063

Conseco Finance Securitizations Corp., Home Equity Loan
Pass-Through Certificates:
Series 2000-4, Cl. M1, 8.73%, 5/1/32	5,000,000	5,386,719
Series 2000-F, Cl. MF1, 8.30%,10/20/31[1]	5,000,000	5,157,812
Series 2001-A, Cl. IA4, 6.85%, 3/15/32	3,700,000	3,721,969

Embarcadero Aircraft Securitization Trust Nts.,
Series 2000-A, Cl. B, 6.981%, 8/15/25[1,2]	4,843,208	4,849,262

MSF Funding LLC, Collateralized Mtg. Obligations,
Series 2000-1, Cl. A, 8.214%, 7/25/07[1,2]	4,421,687	4,406,488

Option One Mortgage Trust, Collateralized Mtg. Obligations:
Series 1999-2, 9.66%, 6/25/29[1]	10,206,954	9,916,694
Series 1999-4, Cl. BBB, 9.67%, 12/26/29	2,733,964	2,663,907

Providian Master Trust, Sub. Collateralized Mtg. Obligations,
Series 2000-2, Cl. C, 7.98%, 4/15/09[1]	3,000,000	3,002,812

Total Asset-Backed Securities (Cost $48,684,877)		49,291,601

Mortgage-Backed Obligations—52.5%

Government Agency—38.4%

FHLMC/FNMA/Sponsored—29.0%
Federal Home Loan Mortgage Corp., Collateralized Mtg.
Obligations, Gtd. Multiclass Mtg. Participation Certificates:
9.50%, 12/1/02—11/1/03	89,869	92,557
14%, 1/1/11	145,446	169,702
Series 151, Cl. F, 9%, 5/15/21	1,016,175	1,081,586
Series 1440, Cl. PJ, 7%, 10/15/21	5,000,000	5,143,750
Series 1673, Cl. H, 6%, 11/15/22	5,000,000	5,021,850
Series 1702-A, Cl. PD, 6.50%, 4/15/22	6,259,000	6,433,063
Series 2228, Cl. PQ, 7.50%, 8/15/25	10,000,000	10,559,300

Federal Home Loan Mortgage Corp., Gtd. Multiclass Mtg.
Participation Certificates:
7.50%, 9/1/12	6,978,128	7,186,355
11.50%, 6/1/20	305,807	346,804
12.50%, 7/1/19	684,877	791,246
13%, 8/1/15	645,434	755,358

Federal Home Loan Mortgage Corp., Gtd. Real Estate
Mtg. Investment Conduit Pass-Through Certificates,
Series 2245, Cl. M, 6.50%, 3/15/25	5,000,000	5,040,600

Federal Home Loan Mortgage Corp., Interest-Only
Stripped Mtg.-Backed Security:
Series 164, Cl. A, 6.261%, 3/1/24[3]	8,757,517	2,159,275
Series 192, Cl. IO, 6.591%, 2/1/28[3]	9,544,771	2,099,850
Series 194, Cl. IO, 7.76%, 4/1/28[3]	12,065,785	2,788,328
Series 197, Cl. IO, 11.689%, 4/1/28[3]	413,735	101,042

9 OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF INVESTMENTS Unaudited/Continued

	Principal Amount	Market Value See Note 1

FHLMC/FNMA/Sponsored Continued
Federal Home Loan Mortgage Corp., Interest-Only
Stripped Mtg.-Backed Security: Continued
Series 199, Cl. IO, 18.488%, 8/1/28[3]	$34,503,301	$8,420,962
Series 202, Cl. IO, 11.126%, 4/1/29[3]	8,687,336	2,048,311
Series 203, Cl. IO, 6.952%, 6/15/29[3]	26,885,239	6,670,900
Series 204, Cl. IO, 11.837%, 5/15/29[3]	2,262,391	557,114
Series 206, Cl. IO, (6.135)%, 12/15/29[3]	4,621,779	902,691
Series 2197, Cl. PL, 11.351%, 6/15/24[3]	3,274,857	450,293

Federal Home Loan Mortgage Corp.-Government
National Mortgage Assn., Gtd. Multiclass Mtg. Participation
Certificates, Series 28, Cl. PG, 6.875%, 2/25/23	5,712,000	5,895,812

Federal National Mortgage Assn.:
6%, 3/25/31[4]	30,750,000	30,096,562
6.50%, 11/1/28	30,210,028	30,154,140
6.50%, 3/1/13[4]	10,000,000	10,106,300
6.50%, 3/1/29[4]	46,500,000	46,354,920
7%, 8/25/29–4/1/30	16,104,941	16,291,600
8%, 12/1/22	968,174	1,003,735
11%, 7/1/16	437,620	491,075
11.50%, 11/1/15–11/17/20	1,654,836	1,869,385
12%, 2/15/16–4/15/19	2,038,548	2,338,583
13%, 11/1/12	17,998	20,668

Federal National Mortgage Assn., Collateralized
Mtg. Obligations, Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates:
Trust 1992-34, Cl. G, 8%, 3/25/22	2,422,508	2,566,333
Trust 1993-202, Cl. PH, 6.50%, 2/25/22	2,601,615	2,673,159
Trust 1994-27, Cl. PH, 6.50%, 9/25/22	4,000,000	4,102,480
Trust 1999-54, Cl. PE, 6.50%, 12/18/23	10,000,000	10,209,300

Federal National Mortgage Assn., Gtd. Real Estate Mtg.
Investment Conduit Pass-Through Certificates, Trust
1994-56, Cl. H, 6%, 7/25/22	6,900,000	6,956,028

Federal National Mortgage Assn., Interest-Only Stripped
Mtg.-Backed Security:
Trust 294, Cl. 2, 2.718%, 2/1/28[3]	4,360,306	927,928
Trust 302, Cl. 2, 7.562%, 6/1/29[3]	36,178,737	9,197,313
Trust G93-15, Cl. JA, 3.001%, 4/25/23[3]	2,377,118	563,080

		250,639,338

GNMA/Guaranteed—9.4%
Government National Mortgage Assn.:
6.50%, 11/15/23–2/20/29	11,502,639	11,483,426
6.50%, 3/15/31[4]	25,000,000	24,992,250
7%, 1/15/28–1/20/30	17,820,634	18,077,769
7.25%, 12/15/05	11,572	11,869
7.375%, 4/20/17[2]	162,795	164,526
7.50%, 10/15/06–11/15/26	13,542,365	13,905,701
8%, 4/15/02–8/15/28	6,766,172	6,990,709
8.25%, 4/15/08	57,784	60,559
8.50%, 6/15/01–1/15/06	5,351	5,461
9%, 9/15/08–5/15/09	154,379	163,631
9.50%, 7/15/18–1/15/20	404,816	436,763
10%, 6/15/16–8/15/19	822,128	903,570

10 OPPENHEIMER U.S. GOVERNMENT TRUST

	Principal Amount	Market Value See Note 1

GNMA/Guaranteed Continued
Government National Mortgage Assn.: Continued
10.50%, 2/15/13–5/15/21	$2,040,320	$2,269,328
11%, 10/20/19–7/20/20	1,550,355	1,702,470
11.50%, 2/15/13–4/15/13	68,220	77,068
12%, 12/15/12–3/15/14	8,748	10,029
12.50%, 1/15/14–6/15/19	320,479	366,505
13%, 4/15/11–12/15/14	58,540	67,129
13.50%, 4/15/11–8/15/14	66,149	77,403
14%, 6/15/11	14,378	17,065

		81,783,231

Private—14.1%

Commercial—11.3%
Asset Securitization Corp., Commercial Mtg.
Pass-Through Certificates, Series 1997-MD7,
Cl. A1B, 7.41%, 1/13/30	5,000,000	5,258,594

Capital Lease Funding Securitization LP, Interest-Only
Corporate-Backed Pass-Through Certificates,
Series 1997-CTL1, 9.528%, 6/22/24[1,3]	61,439,353	2,155,177

Commercial Mortgage Acceptance Corp., Interest-Only
Stripped Mtg.-Backed Security, Series 1996-C1, Cl. X-2,
10.625%, 12/25/20[1,3]	13,318,045	52,024

CRIIMI MAE Commercial Mortgage Trust I, Collateralized
Mtg. Obligations:
Series 1998-C1, Cl. A1, 7%, 11/2/06[5]	4,500,000	4,383,984
Series 1998-C1, Cl. A2, 7%, 3/2/11[5]	5,000,000	4,751,172

CS First Boston Mortgage Securities Corp., Interest-Only
Stripped Mtg.-Backed Security, Series 1998-C1, Cl. AX,
8.588%, 4/11/30[3]	24,350,850	1,423,003

CS First Boston Mortgage Securities Corp.,
Mtg. Pass-Through Certificates, Series 1999-C1,
Cl. C, 7.687%, 9/15/09[2]	10,000,000	10,703,125

FDIC Trust, Gtd. Real Estate Mtg. Investment Conduit
Pass-Through Certificates, Series 1994-C1, Cl. 2G, 8.70%,
9/25/25	3,000,000	2,900,625

First Union-Lehman Brothers Commercial Mortgage Trust,
Interest-Only Stripped Mtg.-Backed Security, Series 1998-C2,
9.805%, 5/18/28[3]	28,974,793	994,311

GMAC Commercial Mortgage Securities, Inc.,
Mtg. Pass-Through Certificates, Interest-Only Stripped
Mtg.-Backed Security, Series 1997-C1, Cl. X, 8.065%, 7/15/27[3]	21,639,105	1,602,646

Goldman Sachs Group LP, Commercial Mtg. Pass-Through
Certificates, Series 2000-CCT, Cl. E, 8.15%, 12/15/04[1]	1,000,000	1,000,000

LB Commercial Conduit Mortgage Trust, Sub. Bonds,
Series 1999-C1, Cl. E, 7.02%, 10/15/30	6,602,000	6,430,761

Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-Through
Certificates, Series 1995-GAL1, Cl. C, 7.95%, 8/15/27[5]	5,014,988	5,339,983

Nomura Asset Securitization Corp., Commercial Mtg.
Pass-Through Certificates, Series 1998-D6, Cl. A3,
7.215%, 3/17/28[2]	7,500,000	7,766,309

11 OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF INVESTMENTS Unaudited/Continued

	Principal Amount	Market Value See Note 1

Commercial Continued
Prudential Mortgage Capital Co. II LLC, Commercial Mtg.
Pass-Through Certificates:
Series PRU-HTG 2000-C1, Cl. A2, 7.306%, 10/6/15	$10,000,000	$10,593,750
Series PRU-HTG 2000-C1, Cl. F, 7.853%, 10/6/15	8,495,659	8,612,474

Resolution Trust Corp., Commercial Mtg. Pass-Through
Certificates, Series 1995-C1, Cl. D, 6.90%, 2/25/27	7,677,000	7,608,027

Salomon Brothers Mortgage Securities VII, Commercial
Mtg. Pass-Through Certificates, Series 2000-C2, Cl. E, 8.193%,
6/18/10	6,723,000	7,193,610

Structured Asset Securities Corp., Multiclass Pass-Through
Certificates, Series 1999-C3, Cl. G, 7.03%, 3/20/02[2]	8,816,829	8,847,138

		97,616,713

Residential—2.8%
Amortizing Residential Collateral Trust, Home Equity
Mtg. Pass-Through Certificates, Trust 2001-1, Cl. NIM,
7.50%, 7/25/30	4,952,509	4,878,222

Amortizing Residential Collateral Trust, Mtg. Pass-Through
Certificates, Trust 2000-BC1, Cl. B, 7.964% 1/25/30[1,2]	2,000,000	1,999,375

Countrywide Funding Corp., Mtg. Pass-Through Certificates,
Series 1993-12, Cl. B1, 6.625%, 2/25/24	2,699,930	2,500,389

Imperial CMB Trust, Collateralized Mtg. Obligations, Trust 1998-1,
Cl. B, 7.25%, 11/25/29	2,881,447	2,886,850

Northwest Asset Securities Corp., Collateralized Mtg. Obligations,
Series 1996-5, Cl. A17, 8%, 11/25/26	5,000,000	5,207,800

Residential Funding Mortgage Securities I, Inc.,
Mtg. Pass-Through Certificates, Series 1993-S10, Cl. A9,
8.50%, 2/25/23	191,949	195,668

Vendee Mortgage Trust, Interest-Only Stripped
Mtg.-Backed Security, Series 1995-2B, Cl. 2IO, 14.734%, 6/15/25[3]	73,129,231	1,885,363

Washington Mutual Finance Corp., Collateralized
Mtg. Obligations, Series 2000-1, Cl. M3, 7.28%, 1/25/40[1]	5,000,000	4,975,000

		24,528,667

Total Mortgage-Backed Obligations (Cost $451,021,490)		454,567,949

U.S. Government Obligations—46.6%
U.S. Treasury Bonds:
5.50%, 8/15/28	3,000,000	2,989,149
6.125%, 11/15/27	40,900,000	44,275,641
6.25%, 5/15/30	23,030,000	25,678,473
8.75%, 5/15/20	5,100,000	7,058,696
8.875%, 2/15/19	9,055,000	12,556,994
11.25%, 2/15/15	1,450,000	2,288,735
STRIPS, 6.44%, 11/15/18[6]	38,700,000	14,354,913
STRIPS, 6.88%, 5/15/09[6]	6,800,000	4,508,672

12 OPPENHEIMER U.S. GOVERNMENT TRUST

	Principal Amount	Market Value See Note 1

U.S. Government Obligations Continued
U.S. Treasury Nts.:
5%, 2/15/11	$16,500,000	$16,621,176
5.25%, 5/15/04	17,000,000	17,317,373
5.625%, 2/15/06	8,000,000	8,312,928
5.625%, 5/15/08[7]	44,000,000	45,840,388
5.75%, 8/15/10	50,000,000	52,729,150
5.875%, 11/15/04	50,000,000	52,021,350
6.25%, 8/31/02[7]	30,500,000	31,257,681
6.375%, 6/30/02	6,000,000	6,142,668
6.50%, 8/15/05—2/15/10	20,000,000	21,934,205
6.75%, 5/15/05	35,000,000	37,689,785

Total U.S. Government Obligations (Cost $384,113,691)		403,577,977

Corporate Bonds and Notes—1.4%
Federal National Mortgage Assn., 5%, 2/14/03 (Cost $12,483,000)	12,500,000	12,535,125

Repurchase Agreements—5.8%
Repurchase agreement with Banc One Capital Markets, Inc.,
5.34%, dated 2/28/01, to be repurchased at $49,893,400 on 3/1/01, collateralized by U.S. Treasury Bills, 4/19/01, with a value of
$49,543,678 and U.S. Treasury Nts., 5.875%, 11/30/01, with a value of
$1,346,573 (Cost $49,886,000)	49,886,000	49,886,000

Total Investments, at Value (Cost $946,189,058)	112.0%	969,858,652

Liabilities in Excess of Other Assets	(12.0)	(103,979,898

Net Assets	100.0%	$865,878,754

1.  Identifies issues considered to be illiquid or restricted — See Note 6 of Notes to Financial Statements.
2.  Represents the current interest rate for a variable or increasing rate security.
3.  Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans.These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline.The principal amount of the underlying pool represents the notional amount on which current interest is calculated.The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.These securities amount to $44,999,611 or 5.20% of the Fund’s net assets as of February 28, 2001.
4.   When-issued security to be delivered and settled after February 28, 2001.
5.   Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended.These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $14,475,139 or 1.67% of the Fund’s net assets as of February 28, 2001.
6.   Zero coupon bond reflects the effective yield on the date of purchase.
7.   Securities with an aggregate market value of $77,098,069 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts.
See Note 5 of Notes to Financial Statements.

See accompanying Notes to Financial Statements.

13 OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF ASSETS AND LIABILITIES Unaudited

February 28, 2001

Assets
Investments, at value (cost $946,189,058)—see accompanying statement	$969,858,652

Receivables and other assets:
Investments sold on a when-issued basis	141,343,811
Interest and principal paydowns	6,992,574
Shares of beneficial interest sold	5,993,873
Daily variation on futures contracts	415,471
Other	31,130

Total assets	1,124,635,511

Liabilities
Bank overdraft	445,265

Payables and other liabilities:
Investments purchased on a when-issued basis	253,657,941
Shares of beneficial interest redeemed	2,945,277
Dividends	645,926
Distribution and service plan fees	334,805
Transfer and shareholder servicing agent fees	254,016
Trustees’ compensation	229,241
Other	244,286

Total liabilities	258,756,757

Net Assets	$865,878,754

Composition of Net Assets
Paid-in capital	$888,871,630

Overdistributed net investment income	(1,709,846)

Accumulated net realized loss on investment transactions	(45,194,707)

Net unrealized appreciation on investments	23,911,677

Net Assets	$865,878,754

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets
of $583,762,832 and 61,841,649 shares of beneficial interest outstanding)	$9.44
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$9.91

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $166,338,962 and 17,643,734 shares
of beneficial interest outstanding)	$9.43

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $115,397,376 and 12,243,965 shares
of beneficial interest outstanding)	$9.42

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets
of $379,584 and 40,222 shares of beneficial interest outstanding)	$9.44

See accompanying Notes to Financial Statements.

14 OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF OPERATIONS Unaudited

For the Six Months Ended February 28, 2001

Investment Income
Interest	$26,298,348

Expenses
Management fees	2,369,410

Distribution and service plan fees:
Class A	674,505
Class B	749,483
Class C	499,965

Transfer and shareholder servicing agent fees:
Class A	149,594
Class B	39,010
Class C	26,037

Custodian fees and expenses	20,679

Shareholder reports	8,712

Trustees compensation	2,119

Other	50,813

Total expenses	4,590,327
Less expenses paid indirectly	(16,469)

Net expenses	4,573,858

Net Investment Income	21,724,490

Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	11,475,564
Closing of futures contracts	(2,346,242)
Closing and expiration of option contracts written	66,700

Net realized gain	9,196,022

Net change in unrealized appreciation on investments	15,089,737

Net realized and unrealized gain	24,285,759

Net Increase in Net Assets Resulting from Operations	$46,010,249

See accompanying Notes to Financial Statements.

15 OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended February 28, 2001 (Unaudited)	Year Ended August 31, 2000

Operations
Net investment income	$21,724,490	$47,434,237

Net realized gain (loss)	9,196,022	(20,863,120)

Net change in unrealized appreciation	15,089,737	23,566,114

Net increase in net assets resulting from operations	46,010,249	50,137,231

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(17,395,156)	(34,181,276)
Class B	(4,004,852)	(8,382,464)
Class C	(2,674,388)	(4,305,333)
Class Y	(11,200)	(1,720)

Tax return of capital distribution:
Class A	—	(410,863)
Class B	—	(100,744)
Class C	—	(51,781)
Class Y	—	(56)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	9,407,003	(21,962,697)
Class B	21,781,915	(34,285,804)
Class C	21,192,207	23,372,786
Class Y	36,840	330,557

Net Assets
Total increase (decrease)	74,342,618	(29,842,164)

Beginning of period	791,536,136	821,378,300

End of period [including undistributed (overdistributed) net investment
income of $(1,709,846) and $651,260, respectively]	$865,878,754	$791,536,136

See accompanying Notes to Financial Statements.

16 OPPENHEIMER U.S. GOVERNMENT TRUST

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended Feb. 28, 2001 (Unaudited)	2000	1999	1998	1997	Year Ended Aug. 31, 1996[1]	Year Ended June 30, 1996

Per Share Operating Data
Net asset value, beginning of period	$9.19	$9.15	$9.74	$9.48	$9.23	$9.30	$9.51

Income (loss) from investment operations:
Net investment income	.26	.58	.56	.65	.71	.10	.67
Net realized and unrealized gain (loss)	.27	.04	(.59)	.26	.23	(.07)	(.21)

Total income (loss) from
investment operations	.53	.62	(.03)	.91	.94	.03	.46

Dividends and/or distributions
to shareholders:
Dividends from net investment income	(.28)	(.57)	(.55)	(.65)	(.69)	(.10)	(.66)
Tax return of capital distribution	—	(.01)	(.01)	—	—	—	(.01)

Total dividends and/or distributions
to shareholders	(.28)	(.58)	(.56)	(.65)	(.69)	(.10)	(.67)

Net asset value, end of period	$9.44	$9.19	$9.15	$9.74	$9.48	$9.23	$9.30

Total Return, at Net Asset Value[2]	5.88%	7.03%	(0.40)%	9.26%	10.45%	0.42%	4.91%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	583,763	$559,194	$579,064	$573,792	$468,809	$503,693	$504,966

Average net assets (in thousands)	570,945	$542,931	$591,229	$516,173	$478,410	$508,123	$452,236

Ratios to average net assets:[3]
Net investment income	5.56%	6.37%	5.85%	6.17%	7.58%	6.64%	7.07%
Expenses	0.89%	1.12%	1.06%	1.03%[4]	1.06%[4]	1.09%[4]	1.08%[4]

Portfolio turnover rate	199%	181%	199%	80%	43%	6%	400%

1. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

17 OPPENHEIMER U.S. GOVERNMENT TRUST

FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended Feb. 28, 2001 (Unaudited)	2000	1999	1998	1997	Year Ended Aug. 31, 1996[1]	Period Ended June 30, 1996[2]

Per Share Operating Data
Net asset value, beginning of period	$9.18	$9.14	$9.73	$9.47	$9.22	$9.29	$9.40

Income (loss) from investment operations:
Net investment income	.22	.51	.48	.56	.64	.09	.56
Net realized and unrealized gain (loss)	.28	.04	(.59)	.27	.23	(.07)	(.11)

Total income (loss) from
investment operations	.50	.55	(.11)	.83	.87	.02	.45

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.25)	(.50)	(.47)	(.57)	(.62)	(.09)	(.55)
Tax return of capital distribution	—	(.01)	(.01)	—	—	—	(.01)

Total dividends and/or distributions
to shareholders	(.25)	(.51)	(.48)	(.57)	(.62)	(.09)	(.56)

Net asset value, end of period	$9.43	$9.18	$9.14	$9.73	$9.47	$9.22	$9.29

Total Return, at Net Asset Value[3]	5.49%	6.22%	(1.15)%	8.45%	9.63%	0.28%	4.80%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$166,339	$140,512	$174,622	$118,873	$52,301	$36,504	$30,737

Average net assets (in thousands)	$151,549	$151,770	$160,782	$76,030	$41,420	$35,078	$19,227

Ratios to average net assets:[4]
Net investment income	4.76%	5.60%	5.09%	5.33%	6.77%	5.82%	6.44%
Expenses	1.64%	1.87%	1.81%	1.78%[5]	1.81%[5]	1.88%[5]	1.93%[5]

Portfolio turnover rate	199%	181%	199%	80%	43%	6%	400%

1. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.
2. For the period from July 21, 1995 (inception of offering) to June 30, 1996.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distribution reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

18 OPPENHEIMER U.S. GOVERNMENT TRUST

Six Months								Year	Year
	Ended							Ended	Ended
	Feb. 28,2001						Aug.	31,	June 30,
Class C	(Unaudited)	2000	1999	1998		1997		1996 [1]	1996

Per Share Operating Data
Net asset value, beginning of period	$9.18	$9.14	$9.72	$9.47		$9.22		$9.29	$9.50

Income (loss) from investment operations:
Net investment income	.22	.51	.48	.56		.64		.09	.60
Net realized and unrealized gain (loss)	.27	.04	(.58)	.26		.23		(.07)	(.21)

Total income (loss) from
investment operations	.49	.55	(.10)	.82		.87		.02	.39

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.25)	(.50)	(.47)	(.57)		(.62)		(.09)	(.59)
Tax return of capital distribution	—	(.01)	(.01)	—		—		—	(.01)

Total dividends and/or distributions
to shareholders	(.25)	(.51)	(.48)	(.57)		(.62)		(.09)	(.60)

Net asset value, end of period	$9.42	$9.18	$9.14	$9.72		$9.47		$9.22	$9.29

Total Return, at Net Asset Value[2]	5.38%	6.21%	(1.05)%	8.34%		9.65%		0.28%	4.11%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$115,397	$91,496	$67,691	$40,456		$21,625		$18,547	$18,531

Average net assets (in thousands)	$101,131	$77,875	$56,943	$27,135		$19,505		$18,620	$15,766

Ratios to average net assets:[3]
Net investment income	4.78%	5.61%	5.11%	5.36%		6.81%		5.90%	6.27%
Expenses	1.64%	1.88%	1.81%	1.78%	[4]	1.80%[4]		1.84%[4]	1.85%[4]

Portfolio turnover rate	199%	181%	199%	80%		43%		6%	400%

1.	For the two months ended August 31,1996. The Fund changed its fiscal year end from June 30 to August 31.
2.	Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3.	Annualized for periods of less than one full year.
4.	Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly. See accompanying Notes to Financial Statements.

19 OPPENHEIMER U.S. GOVERNMENT TRUST

FINANCIAL HIGHLIGHTS Continued

	Six Months			Year
	Ended			Ended
	Feb. 28, 2001			Aug. 31,
Class Y	(Unaudited)	2000	1999	1998 [1]

Per Share Operating Data
Net asset value, beginning of period	$9.19	$9.15	$9.74	$10.00

Income (loss) from investment operations:
Net investment income	.27	.62	.51	.18
Net realized and unrealized gain (loss)	.28	.03	(.59)	(.26)

Total income (loss) from investment operations	.55	.65	(.08)	(.08)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.30)	(.61)	(.50)	(.18)
Tax return of capital distribution	—	—2	(.01)	—

Total dividends and/or distributions to shareholders	(.30)	(.61)	(.51)	(.18)

Net asset value, end of period	$9.44	$9.19	$9.15	$9.74

Total Return, at Net Asset Value[3]	6.04%	7.39%	(0.83)%	2.83%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$380	$333	$1	$1

Average net assets (in thousands)	$353	$27	$1	$1

Ratios to average net assets:[4]
Net investment income	5.83%	6.51%	6.19%	1.77%
Expenses	0.60%	0.83%	0.69%	0.73%[5]

Portfolio turnover rate	199%	181%	199%	80%

1.	For the period from May 18,1998 (inception of offering) to August 31,1998.
2.	Less than $0.005 per share.
3.	Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distribution reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns are not annualized for periods of less than one full year.
4.	Annualized for periods of less than one full year.
5.	Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly. See accompanying Notes to Financial Statements.

20 OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS Unaudited

1. Significant Accounting Policies

Oppenheimer U.S. Government Trust (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek high current income consistent with preservation of capital. The Fund’s investment advisor is OppenheimerFunds, Inc. (the Manager).
      The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term “money market type” debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends beyond six months and possibly as long as two years or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund’s net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of February 28, 2001, the Fund had entered into net outstanding when-issued or forward commitments of $112,314,130.

21 OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies Continued
   In connection with its ability to purchase securities on a when-issued basis, the Fund may enter into mortgage dollar-rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.

Repurchase Agreements. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.
     As of August 31, 2000, the Fund had available for federal income tax purposes an unused capital loss carryover as follows:
Expiring

2003	$12,403,111
2004	1,512,508
2007	5,436,079
2008	29,716,276

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan for the Fund’s independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended February 28, 2001, a provision of $933 was made for the Fund’s projected benefit obligations and payments of $10,601 were made to retired trustees, resulting in an accumulated liability of $217,673 as of February 28, 2001.

22 OPPENHEIMER U.S. GOVERNMENT TRUST

     The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share.

Dividends and Distributions to Shareholders.Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Classification of Dividends and Distributions to Shareholders.Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Discount on securities purchased is accreted over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.
     The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will begin amortizing premiums on debt securities effective January 1, 2001. Prior to this date, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, but will result in a $2,371,347 decrease to cost of securities and a corresponding $2,371,347 increase in net unrealized appreciation, based on securities held as of December 31, 2000.

23 OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS Unaudited/Continued

1. Significant Accounting Policies Continued
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2.  Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:
	Six Months Ended February 28, 2001		Year Ended August 31, 2000
	Shares	Amount	Shares	Amount

Class A
Sold	16,645,235	$154,820,676	39,549,509	$359,390,902
Dividends and/or
distributions reinvested	1,575,514	14,666,023	3,161,014	28,764,971
Redeemed	(17,209,934)	(160,079,696)	(45,153,005)	(410,118,570)

Net increase (decrease)	1,010,815	$9,407,003	(2,442,482)	$(21,962,697)

Class B
Sold	5,756,329	$53,479,797	7,182,939	$65,338,670
Dividends and/or
distributions reinvested	314,800	2,927,860	677,015	6,154,669
Redeemed	(3,731,875)	(34,625,742)	(11,658,098)	(105,779,143)

Net increase (decrease)	2,339,254	$21,781,915	(3,798,144)	$(34,285,804)

Class C
Sold	4,475,690	$41,606,533	6,380,006	$57,982,184
Dividends and/or
distributions reinvested	251,081	2,334,401	406,764	3,695,541
Redeemed	(2,451,559)	(22,748,727)	(4,225,902)	(38,304,939)

Net increase	2,275,212	$21,192,207	2,560,868	$23,372,786

Class Y
Sold	3,868	$36,002	36,265	$331,466
Dividends and/or
distributions reinvested	1,206	11,229	186	1,712
Redeemed	(1,122)	(10,391)	(285)	(2,621)

Net increase	3,952	$36,840	36,166	$330,557

24 OPPENHEIMER U.S. GOVERNMENT TRUST

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended February 28, 2001, were $1,050,953,203 and $1,003,339,013, respectively.

4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.65% of the first $200 million of average annual net assets of the Fund, 0.60% of the next $100 million, 0.57% of the next $100 million, 0.55% of the next $400 million, and 0.50% of average annual net assets over $800 million. The Fund’s management fee for the six months ended February 28, 2001 was an annualized rate of 0.58% before any waiver by the Manager if applicable.

Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. Prior to January 1, 2001, OFS performed these services on an at-cost basis. Beginning January 2001, OFS is paid at an agreed upon per account fee.

Distribution and Service Plan Fees.. Under its General Distributor’s Agreement with the Manager, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

Six Months Ended	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor	Commissions on Class A Shares Advanced by Distributor[1]	Commissions on Class B Shares Advanced by Distributor[1]	Commissions on Class C Shares Advanced by Distributor[1]

February 28, 2001	$757,799	$134,000	$316,152	$996,822	$106,314

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

Six Months Ended	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor

February 28, 2001	$16,065	$232,034	$8,353

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

25 OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS Unaudited/Continued

4. Fees and Other Transactions with Affiliates Continued
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the six months ended February 28, 2001, payments under the Class A plan totaled $674,505 prior to Manager waiver if applicable, all of which were paid by the Distributor to recipients, and included $35,318 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor’s distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
     The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
     The Distributor’s actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the six months ended February 28, 2001, were as follows:

	Total Payments Under Plan	Amount Retained by Distributor	Distributor’s Aggregate Unreimbursed Expenses Under Plan	Distributor’s Aggregate Unreimbursed Expenses as % of Net Assets of Class

Class B Plan	$749,483	$603,026	$7,121,612	4.28%
Class C Plan	499,965	96,160	940,540	0.82

26 OPPENHEIMER U.S. GOVERNMENT TRUST

5. Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly-based securities indices “financial futures” or debt securities “interest rate futures” in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.
     The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
     Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.
     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of February 28, 2001, the Fund had outstanding futures contracts as follows:

Contract Description	Expiration Date	Number of Contracts	Valuation as of February 28, 2001	Unrealized Appreciation

Contracts to Purchase
U.S. Treasury Nts., 5 yr.	6/20/01	551	$58,371,563	$182,654
U.S. Treasury Nts., 10 yr.	6/20/01	579	60,831,188	58,241

				240,895

Contracts to Sell
U.S. Long Bond	6/20/01	38	4,000,688	1,188

				$242,083

27 OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS Unaudited/Continued

6. Illiquid Securities

As of February 28, 2001, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of February 28, 2001 was $37,514,644, which represents 4.33% of the Fund’s net assets.

7. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

     The Fund had no borrowings outstanding during the six months ended or at February 28, 2001.

8. Subsequent Event

Effective March 1, 2001, Class N shares will be offered.

28 OPPENHEIMER U.S. GOVERNMENT TRUST

OPPENHEIMER	U.S. GOVERNMENT TRUST

Officers and Trustees	Leon Levy, Chairman of the Board of Trustees
Donald W. Spiro, Vice Chairman of the Board of Trustees
Bridget A. Macaskill, Trustee and President
Robert G. Galli, Trustee
Phillip A. Griffiths, Trustee
Benjamin Lipstein, Trustee
Elizabeth B. Moynihan, Trustee
Kenneth A. Randall, Trustee
Edward V. Regan, Trustee
Russell S. Reynolds, Jr., Trustee
Clayton K. Yeutter, Trustee
Leslie Falconio, Vice President
John S. Kowalik, Vice President
Gina Palmieri, Vice President
Andrew J. Donohue, Secretary
Brian W. Wixted, Treasurer
Robert J. Bishop, Assistant Treasurer
Scott T. Farrar, Assistant Treasurer
Robert G. Zack, Assistant Secretary

Investment Advisor	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OppenheimerFunds Services
Servicing Agent

Custodian of Portfolio	Citibank, N.A.
Securities

Independent Auditors	KPMG LLP

Legal Counsel	Mayer, Brown & Platt

The financial statements included herein have been taken from the records of the Trust without examination of those records by the independent auditors. For more complete information about Oppenheimer U.S. Government Trust, please refer to the Prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048, or visit the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

©Copyright 2001 OppenheimerFunds, Inc. All rights reserved.

29 OPPENHEIMER U.S. GOVERNMENT TRUST

INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it’s automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance.1 So call us today, or visit our website—we’re here to help.

Internet

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General Information

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OppenheimerFunds Services

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eDocs Direct

Receive shareholder report and prospectus notifications for your fund via email. Sign up at www.oppenheimerfunds.com.

Ticker Symbols Class A: OUSGX Class B: UGTBX Class C: OUSCX Class Y: OUSYX

1. Automatic investment plans do not assure profit or protect against losses in declining markets.

2. At times this website may be inaccessible or its transaction feature may be unavailable.

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RS0220.001.0201 April 27, 2001